UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 7, 2013, Oclaro, Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 28, 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Accounting Officer

On November 7, 2013, the Company announced the appointment of Mike Fernicola as the Company’s principal accounting officer, effective November 8, 2013. Mr. Fernicola, age 41, has more than 15 years of public accounting and corporate finance experience. He most recently served as Corporate Controller for Aptina Imaging, Inc., an image sensor company, from 2010 to 2013. Prior to Aptina Imaging, Mr. Fernicola served as a finance and accounting consultant from 2007 through 2010, and as Assistant Controller at Advanced Micro Devices, a semiconductor company.

Mr. Fernicola will receive a base salary of $250,000 per year and he will be eligible for annual bonuses based upon achievement of individual and/or company performance goals. At full achievement of such goals, the total annual target bonus will be equal to 30% of his base salary. The Company expects to grant to Mr. Fernicola 50,000 shares of restricted stock pursuant to plans approved by its stockholders on the 10th day of the month following the month during which his employment begins. The restricted stock awards will vest as follows: 25% of the shares will vest on December 10, 2014 and, with respect to the remaining shares, 6.25% of the shares will vest on each February 10th, May 10th, August 10th and November 10th after the initial vesting date over the following three years of continuous service.

Decrease in Executive and Board Cash Compensation

On November 7, 2013, the Company announced that the base salaries of its executive officers and the fees payable to the members of its Board of Directors will be reduced in fiscal 2014. Effective as of November 11, 2013, Greg Dougherty’s, the Company’s chief executive officer, salary will be reduced to $500,000, Jim Haynes’, President Global Business, salary will be reduced to £201,500 and each other executive officer’s base salary will be reduced to $300,000.

Effective as of January 1, 2014, all members of the Board of the Directors will take a 15% reduction on all board-related cash compensation, including for any services provided on the board and/or any committee thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on November 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: November 7, 2013	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release issued by the Company on November 7, 2013.